COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2014
COMMITMENTS AND CONTINGENCIES

NOTE 13. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases office facilities, including its headquarters and other facilities, and equipment under non-cancelable operating leases. The Company also leases certain software and furniture, fixtures, and equipment under capital leases. The schedule of minimum future rental payments under non-cancelable operating and capital leases having initial terms in excess of one year at June 30, 2014, is as follows (in thousands):

	Capital Leases	Operating Leases
Year ending December 31:
2014	$194	$5,333
2015	94	9,374
2016	25	4,636
2017	16	2,844
2018	4	1,833
Thereafter	—	3,222

Minimum lease payments	333	$27,242

Less current portion of minimum lease payments	(264)
Less interest	(22)

Long term portion of capital leases	$47

The lease agreements generally provide for rental payments on a graduated basis and for options to renew, which could increase future minimum lease payments if exercised. The Company recognizes rent expense on a straight-line basis over the lease period and accrues for rent expense incurred but not paid. Rent expense for the years ended December 31, 2011, 2012 and 2013 was $7.8 million, $7.3 million and $9.9 million, respectively. Rent expense for the six months ended June 30, 2013 and 2014 was $4.4 million and $5.7 million, respectively. Sublease income to be received under non-cancelable subleases for the years ending December 31, 2014, 2015 and 2016, is $0.4 million, $0.3 million and $0.3 million, respectively.

Operating Covenants

To meet various states’ licensing requirements and maintain accreditation by Employer Services Assurance Corporation, the Company is subject to various minimum working capital and net worth requirements. As of December 31, 2012 and 2013, the Company believes it has fully complied in all material respects with all applicable state regulations regarding minimum net worth, working capital and all other financial and legal requirements. Further, the Company has maintained positive working capital throughout the period covered by the financial statements.

Contingencies

The Company may from time to time become involved in various litigation arising in the ordinary course of business including suits by our customers. The unfavorable resolution of any such matter could have a material effect on the Company’s consolidated financial position and results of operations.

Due to the nature of the Company’s relationship with its WSEs, the Company could be subject to liability for federal and state law violations even if the Company does not participate in such violations. While the agreements with customers contain indemnification provisions related to the conduct of its customers, the Company historically has not encountered situations requiring enforcement of these indemnification provisions.

The Company has been named as a defendant in various purported class action lawsuits arising from the nature of the Company’s relationship with its WSEs. At this stage of the lawsuits, management believes an unfavorable outcome to the Company is not probable. There are significant uncertainties involved in any purported class action litigation. Management is unable to estimate a possible loss or range of loss for these class action lawsuits.